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                                                                  Exhibit 23.5.4

             CONSENT TO BE NAMED AS A TRUSTEE OR EXECUTIVE OFFICER


Do you consent to being named as trustee or executive officer in the Registration Statement to be filed with the Securities and Exchange Commission on behalf of Prime Group Realty Trust?


     YES     X                               NO
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/s/ Stephen J. Nardi
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Signature


Stephen J. Nardi
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Name



Dated:  October __, 1997
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